Exhibit 10.11

Spousal Consent

The undersigned, Liu Tianshi, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: ***, is the lawful spouse of Yong Li, a PRC citizen with PRC Identification Card No.: ***. I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Yong Li on April 18, 2014, and the disposal of the equity interests of Beijing Momo Technology Co., Ltd. (“Momo Technology”) held by Yong Li and registered in his name according to the following documents:

(1)	The Equity Interest Pledge Agreement entered into between Beijing Momo Information Technology Co., Ltd. (hereinafter referred to as the “WFOE”) and Momo Technology;

(2)	The Exclusive Option Agreement entered into between the WFOE and Momo Technology;

(3)	The Power of Attorney executed by Yong Li;

I hereby undertake not to make any assertions in connection with the equity interests of Momo Technology which are held by Yong Li. I hereby further confirm that Yong Li can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that if I obtain any equity interests of Momo Technology which are held by Yong Li for any reasons, I shall be bound by the Transaction Documents and the Exclusive Technical Consulting and Management Services Agreement entered into between the WFOE and Momo Technology as of April 18, 2012 (the “Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Momo Technology. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and the Exclusive Business Cooperation Agreement (as amended from time to time).

Liu Tianshi

/s/ Liu Tianshi

Date: April 18, 2014

Spousal Consent

The undersigned, Zhang Yancang, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: ***, is the lawful spouse of Zhiwei Li, a PRC citizen with PRC Identification Card No.: ***. I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Zhiwei Li on April 18, 2014, and the disposal of the equity interests of Beijing Momo Technology Co., Ltd. (“Momo Technology”) held by Zhiwei Li and registered in his name according to the following documents:

(1)	The Equity Interest Pledge Agreement entered into between Beijing Momo Information Technology Co., Ltd. (hereinafter referred to as the “WFOE”) and Momo Technology;

(2)	The Exclusive Option Agreement entered into between the WFOE and Momo Technology;

(3)	The Power of Attorney executed by Zhiwei Li;

I hereby undertake not to make any assertions in connection with the equity interests of Momo Technology which are held by Zhiwei Li. I hereby further confirm that Zhiwei Li can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that if I obtain any equity interests of Momo Technology which are held by Zhiwei Li for any reasons, I shall be bound by the Transaction Documents and the Exclusive Technical Consulting and Management Services Agreement entered into between the WFOE and Momo Technology as of April 18, 2012 (the “Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Momo Technology. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and the Exclusive Business Cooperation Agreement (as amended from time to time).

Zhang Yancang

/s/ Zhang Yancang

Date: April 18, 2014

Spousal Consent

The undersigned, Sichuan Zhang, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: ***, is the lawful spouse of Yan Tang, a PRC citizen with PRC Identification Card No.: ***. I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Yan Tang on April 18, 2014, and the disposal of the equity interests of Beijing Momo Technology Co., Ltd. (“Momo Technology”) held by Yan Tang and registered in his name according to the following documents:

(1)	The Equity Interest Pledge Agreement entered into between Beijing Momo Information Technology Co., Ltd. (hereinafter referred to as the “WFOE”) and Momo Technology;

(2)	The Exclusive Option Agreement entered into between the WFOE and Momo Technology;

(3)	The Power of Attorney executed by Yan Tang;

I hereby undertake not to make any assertions in connection with the equity interests of Momo Technology which are held by Yan Tang. I hereby further confirm that Yan Tang can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that if I obtain any equity interests of Momo Technology which are held by Yan Tang for any reasons, I shall be bound by the Transaction Documents, as well as the Exclusive Technical Consulting and Management Services Agreement and the Business Operation Agreement entered into between the WFOE and Momo Technology as of April 18, 2012 (the “Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Momo Technology. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and the Exclusive Business Cooperation Agreement (as amended from time to time).

Sichuan Zhang

/s/ Sichuan Zhang

Date: April 18, 2014